UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2004

ServiceWare Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30277	25-1647861

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

12 Federal Street, One North Shore,
Suite 503, Pittsburgh, PA	15212

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(412) 222-4450

(Former name or former address, if changed since last report.)

Section 1. Regulation FD.

Item 7.01 Regulation FD Disclosure.

ServiceWare Technologies, Inc. is furnishing under Section 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 and 99.2 to this report. The Exhibits contain certain information about the proposed merger with Kanisa Inc. and the products and services that we will offer after the proposed merger. This information is being presented at a professional association by ServiceWare or is otherwise being made available to interested parties. A copy of this information can be obtained from the Investor Relations section of our website at www.serviceware.com.

The information in this Current Report on Form 8-K, including the information set forth in the Exhibits, is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. As such, this information shall not be incorporated by reference into any of ServiceWare’s reports or other filings made with the Securities and Exchange Commission.

Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, information contained in the Exhibits that does not constitute historical facts, including those statements that refer to the consummation of the pending merger between ServiceWare and Kanisa, expected annualized revenues of the combined company, future financial results, operating results and prospects of the combined company and benefits of the merger, and ServiceWare’s plans, prospects, expectations, strategies, intentions, hopes and beliefs and the expected benefits of the use of ServiceWare’s products are forward-looking statements. These forward-looking statements are not historical facts and are only estimates or predictions.

Important risk factors affecting ServiceWare’s business generally may be found in our periodic reports and registration statements filed with the Securities and Exchange Commission at www.sec.gov. Risk factors related to the subject matter of the information in the Exhibits include the possibilities that the companies may not be successful in integrating the businesses; that the anticipated cost savings from synergies will be less than expected; that depreciation, amortization and potential impairment charges associated with the acquisition could adversely affect the combined company’s results of operations; that shareholder approval and governmental clearances needed to consummate the transaction may be delayed or withheld; that the parties’ partners, customers or investors may react unfavorably to the combination; that if the acquisition is not completed, the parties businesses may be harmed, that the company will not be successful in combining the companies’ solutions or the companies’ combined solutions will not be attractive to their customers. ServiceWare does not undertake any obligation to update any of the forward-looking statements after the date of this Form 8-K.

Section 9. Financial Statements and Exhibits.

Section 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibit No.	Description

99.1	Presentation Material
99.2	Investor Frequently Asked Questions

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, ServiceWare Technologies, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2004	SERVICEWARE TECHNOLOGIES, INC.

	By:	/s/ Kent Heyman
	Name:	Kent Heyman
	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation Material.
99.2	Investor Frequently Asked Questions.

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